UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World

            Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1 – Report to Stockholders

DECEMBER 31, 2014

ANNUAL REPORT

BlackRock World Income Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

The Markets in Review

Dear Shareholder,

After an extended period of calm, market volatility increased over the course of 2014, driven largely by higher valuations in risk assets (such as equities and high yield bonds), rising geopolitical risks and expectations around global central bank policies. Several key trends drove strong performance in U.S. markets, particularly large-cap stocks, Treasuries and municipal bonds, while markets outside the U.S. were more challenged.

Investors began the year in search of relatively safer assets due to heightened risks in emerging markets, slowing growth in China and weakening U.S. economic data. As a result, equities globally declined in January while bond markets strengthened despite the expectation that interest rates would rise as the U.S. Federal Reserve had begun reducing its asset purchase programs. Strong demand for relatively safer assets pushed U.S. Treasury bond prices higher and thus kept rates low in the United States. This surprising development, as well as increasing evidence that the soft patch in U.S. economic data had been temporary and weather-related, brought equity investors racing back to the market in February.

In the months that followed, interest rates trended lower in a modest growth environment and more investors turned to equities in search of yield. Markets remained relatively calm despite rising tensions in Russia and Ukraine and further signs of decelerating growth in China. Strong corporate earnings, increased merger and acquisition activity and signs of a strengthening recovery in the U.S. and other developed economies kept equity prices moving higher. Not all segments benefited from these trends, however, as investors ultimately became wary of high valuations, resulting in a broad rotation into cheaper assets.

Volatility ticked up in the summer as geopolitical tensions escalated and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter, resulting in higher levels of volatility and the outperformance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy. This divergence in central bank policy caused further strengthening in the U.S. dollar versus other currencies. Oil prices, which had been falling gradually since the summer, plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies suffered, resulting in the poor performance of emerging market stocks.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.12%	13.69%
U.S. small cap equities (Russell 2000® Index)	1.65	4.89
International equities (MSCI Europe, Australasia, Far East Index)	(9.24)	(4.90)
Emerging market equities (MSCI Emerging Markets Index)	(7.84)	(2.19)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.33	10.72
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.96	5.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.00	9.25
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(2.84)	2.46
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2014

Investment Objective

BlackRock World Income Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2014, the Fund’s Institutional and Investor A Shares outperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index, while the Investor B, C and C1 Shares underperformed.

What factors influenced performance?

•

The most significant positive contributor to performance relative to the benchmark was the Fund’s active management of its currency exposures. In particular, the Fund held an overweight position in the U.S. dollar while underweighting other major currencies, including the euro and the Japanese yen. In addition, out-of-benchmark allocations to global corporate bonds (both investment grade and high yield) and emerging market debt denominate in U.S. dollars were also strong contributors.

•	The principal detractor from the Fund’s performance versus the benchmark index was its duration positioning (interest rate risk strategies) in the United States, the United Kingdom and the Eurozone.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, forward contracts with respect to foreign currencies added to performance.

Describe recent portfolio activity.

•

Given historically tight valuations in global fixed income credit markets, the Fund has maintained an elevated cash position to decrease portfolio risk and remain prepared to add back to fixed income exposures as better valuations emerge in the market. The cash position was increased going into the end of the period. The Fund’s cash balance did not have a material impact on performance for the period.

•

Throughout the 12-month period, the Fund maintained an underweight duration bias (lower interest rate sensitivity) and implemented a posture designed to benefit from a flattening in yield curves. In seeking to take advantage of opportunities created by diverging monetary policies, the Fund increased the size of its active currency positions, including being long the U.S. dollar versus short positions in the Japanese yen, Canadian dollar and Australian dollar. In the second quarter of 2014, the allocation to peripheral Eurozone government bonds was reduced following strong performance.

•

Early in the period, the allocation to emerging market debt denominated in U.S. dollars was increased given attractive valuations and improving fundamentals. Entering the second half of 2014, the Fund’s allocations to subordinated corporate bonds (particularly in Europe), emerging market and high yield bonds was reduced on the outlook for heightened volatility as the U.S. Federal Reserve brought its bond purchases to an end.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s positioning reflected a cautious view of the global bond market environment. With credit spreads at historically tight levels across fixed income sectors, individual security selection in the corporate credit and emerging market sectors was a strong focus within the Fund. Another emphasis in the Fund was on actively managing duration and currency positions in order to take advantage of volatility generated by diverging economies and monetary policies globally.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends.

[3]	An unmanaged index that measures the performance of leading government bond markets based on total return in U.S. currency.

Performance Summary for the Period Ended December 31, 2014

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.64%	0.53%	(0.35)%	1.11%	N/A	3.69%	N/A	3.85%	N/A
Investor A	0.41	0.24	(0.46)	0.72	(3.31)%	3.43	2.59%	3.60	3.18%
Investor B	(0.18)	(0.18)	(0.82)	0.01	(3.97)	2.83	2.47	3.03	3.03
Investor C	(0.33)	(0.50)	(0.85)	(0.04)	(1.04)	2.64	2.64	2.84	2.84
Investor C1	(0.23)	(0.23)	(0.79)	0.07	(0.92)	2.81	2.81	3.00	3.00
J.P. Morgan Global Government Bond Broad Index	—	—	(4.31)	0.65	N/A	2.06	N/A	3.30	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$996.50	$4.88	$1,000.00	$1,020.32	$4.94	0.97%
Investor A	$1,000.00	$995.40	$5.99	$1,000.00	$1,019.21	$6.06	1.19%
Investor B	$1,000.00	$991.80	$9.59	$1,000.00	$1,015.58	$9.70	1.91%
Investor C	$1,000.00	$991.50	$9.84	$1,000.00	$1,015.32	$9.96	1.96%
Investor C1	$1,000.00	$992.10	$9.24	$1,000.00	$1,015.93	$9.35	1.84%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	5

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees. These shares are generally available through financial intermediaries.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available through distribution reinvestments by current holders.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2014 and held through December 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

Portfolio Information

As of December 31, 2014

Portfolio Composition	Percent of Long-Term Investments

Foreign Agency Obligations	49%
Corporate Bonds	25
U.S. Treasury Obligations	16
Preferred Shares	3
Asset-Backed Securities	3
Municipal Bonds	3
Non-Agency Mortgage-Backed Securities	1

Geographic Allocation	Percent of Long-Term Investments

United States	25%
Germany	16
United Kingdom	13
Australia	8
Italy	7
Japan	7
Slovenia	3
Portugal	3
South Korea	2
Netherlands	2
France	2
Brazil	2
Ireland	2
Other[1]	8

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	7

Schedule of Investments December 31, 2014	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Canada — 0.3%
Ainsworth Lumber Co. Ltd. (a)		112,878	$323,536
United States — 0.0%
HealthSouth Corp.		122	4,692
Total Common Stocks — 0.3%			328,228

Asset-Backed Securities	Par (000)
Australia — 0.3%
SMART Trust, Series 2014-2E, Class AE, 0.45%, 6/14/21 (b)	EUR	329	397,815
France — 0.1%
Cars Alliance Funding PLC, Series 2012-F1F, Class A, 1.38%, 9/25/21		1	1,380
Driver France 1 FCT, Series 1, Class B, 0.83%, 10/21/20 (b)		58	70,808
FCT Copernic, Series 2012-1, Class A1, 1.07%, 9/25/29 (b)		51	61,688

			133,876
Germany — 0.2%
Driver Ten GmbH, Series 10, Class A, 0.28%, 3/21/19 (b)		148	179,232
Red & Black TME Germany 1 UG, Series 1, Class A, 0.52%, 1/15/23 (b)		16	19,442

			198,674
Italy — 0.6%
Asset-Backed European Securitisation Transaction Srl, Series 9, Class A, 0.77%, 12/10/28 (b)		202	245,587
Auto ABS Compartiment, Series 2012-2, Class A, 2.80%, 4/27/25		128	155,681
Berica PMI Srl, Series 1, Class A1X, 2.48%, 5/31/57 (b)		92	113,209
Sunrise Srl, Series 2014-1, Class A, 1.05%, 5/27/31 (b)		213	258,168

			772,645
Luxembourg — 0.1%
Bumper 2 SA, Series 2011-2, Class A, 1.28%, 2/23/23 (b)		67	81,553
Silver Arrow SA, Series 5, Class A, 0.29%, 10/15/22 (b)		93	112,218

			193,771
Asset-Backed Securities	Par (000)		Value
Netherlands — 0.0%
Highway BV, Series 2012-1, Class A, 1.12%, 3/26/24 (b)	EUR	2	$1,975
Portugal — 0.5%
GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes SME, Series 3, Class A, 2.03%, 12/28/43 (b)		184	223,935
Volta II Electricity Receivables, 2.98%, 2/16/18		334	405,807

			629,742
United Kingdom — 0.2%
Atlantes, Ltd. / Atlantes Finance PLC, Series 6, Class A, 2.48%, 3/20/33 (b)		111	135,912
E CARAT 2 PLC, Series 2, Class A, 1.05%, 10/18/21 (b)	GBP	91	142,335
Turbo Finance 3 PLC, Series 3, Class A, 1.10%, 11/20/19 (b)		7	11,288

			289,535
United States — 0.1%
SLM Student Loan Trust, Series 2012-C, Class A1, 1.26%, 8/15/23 (b)(c)	USD	110	110,438
Total Asset-Backed Securities — 2.1%			2,728,471

Corporate Bonds
Australia — 0.3%
CNOOC Curtis Funding No 1 Property Ltd., 4.50%, 10/03/23 (c)		420	441,495
Brazil — 1.6%
Petrobras International Finance Co.:
3.88%, 1/27/16		1,610	1,579,893
5.75%, 1/20/20		510	492,512

			2,072,405
Denmark — 0.1%
Danske Bank A/S, 5.75% (b)(d)	EUR	100	122,397
France — 1.6%
BNP Paribas SA, 2.88%, 3/20/26 (b)		465	581,272
Casino Guichard Perrachon SA, 3.25%, 3/07/24		300	402,910
Lafarge SA, 5.88%, 7/09/19		106	154,078
Numericable Group SA, 6.00%, 5/15/22	USD	6	6,033
Renault SA:
4.63%, 9/18/17	EUR	339	448,858
3.13%, 3/05/21		380	504,721

			2,097,872

Portfolio Abbreviations

ABS	Asset-Backed Security	GO	General Obligation Bonds	NOK	Norwegian Krone
AMT	Alternative Minimum Tax (subject to)	HUF	Hungarian Forint	NYSE	New York Stock Exchange
AUD	Australian Dollar	INR	Indian Rupee	OIS	Overnight Indexed Swap
BUBOR	Budapest Interbank Offer Rate	JPY	Japanese Yen	OTC	Over-the-Counter
CAD	Canadian Dollar	KRW	South Korean Won	PLN	Polish Zloty
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate	RB	Revenue Bonds
CNH	Chinese Renminbi	LIFFE	London International Financial Futures and	TRY	Turkish Lira
EUR	Euro		Options Exchange	USD	U.S. Dollar
GBP	British Pound	MXIBOR	Mexico Interbank Offered Rate	ZAR	South African Rand

See Notes to Financial Statements.

8	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Hong Kong — 0.4%
Bao-trans Enterprises Ltd., 3.75%, 12/12/18	USD	445	$453,379
India — 1.2%
Canara Bank, 5.25%, 10/18/18		213	228,151
NTPC Ltd., 4.75%, 10/03/22		380	397,692
ONGC Videsh, Ltd., 2.75%, 7/15/21	EUR	255	310,673
Power Grid Corp. of India Ltd., 3.88%, 1/17/23	USD	280	274,619
Syndicate Bank, 3.88%, 12/04/19		339	339,824

			1,550,959
Ireland — 1.3%
Aquarius and Investments PLC for Swiss Reinsurance Co. Ltd., 6.38%, 9/01/24 (b)		200	207,985
Aquarius and Investments PLC for Zurich Insurance Co. Ltd., 4.25%, 10/02/43 (b)	EUR	130	177,569
Bank of Ireland:
2.00%, 5/08/17		340	418,711
3.25%, 1/15/19		430	557,906
ESB Finance Ltd., 3.49%, 1/12/24		180	256,116

			1,618,287
Italy — 1.6%
Banca Monte dei Paschi di Siena SpA, 2.88%, 4/16/22		205	269,831
Davide Campari-Milano SpA:
5.38%, 10/14/16		150	194,939
4.50%, 10/25/19		330	448,579
Telecom Italia SpA:
4.50%, 9/20/17		410	532,366
6.13%, 12/14/18		200	277,332
4.88%, 9/25/20		260	348,517

			2,071,564
Luxembourg — 0.7%
Gazprom Neft OAO Via GPN Capital SA, 2.93%, 4/26/18		265	266,712
GELF Bond Issuer I SA, 3.13%, 4/03/18		470	605,375

			872,087
Netherlands — 0.8%
Bharti Airtel International Netherlands BV, 5.35%, 5/20/24 (c)	USD	232	251,005
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.63%, 5/23/29	GBP	210	340,831
Gas Natural Fenosa Finance BV, 4.13% (b)(d)	EUR	100	124,272
Louis Dreyfus Commodities BV, 4.00%, 12/04/20		165	209,787
NN Group NV, 4.63%, 4/08/44 (b)		110	140,252

			1,066,147
Portugal — 0.3%
Banco Santander Totta SA, 1.50%, 4/03/17		300	371,035
Saudi Arabia — 0.4%
Dar Al-Arkan Sukuk Co. Ltd., 5.75%, 5/24/18	USD	510	499,800
Spain — 0.4%
Bankia SA, 3.50%, 1/17/19	EUR	400	522,303
Switzerland — 1.0%
Credit Suisse AG, 6.50%, 8/08/23	USD	300	329,316
UBS AG:
4.75%, 5/22/23 (b)		265	267,389
5.13%, 5/15/24		345	346,376

Corporate Bonds	Par (000)		Value
Switzerland (concluded)
UBS AG (concluded):
4.75%, 2/12/26 (b)	EUR	305	$395,177

			1,338,258
United Arab Emirates — 0.9%
Emirates Airline, 4.50%, 2/06/25	USD	1,215	1,218,037
United Kingdom — 2.9%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	255	436,989
Aon PLC, 2.88%, 5/14/26	EUR	125	169,909
British Sky Broadcasting Group PLC:
2.63%, 9/16/19 (c)	USD	200	200,074
1.50%, 9/15/21	EUR	225	276,963
3.75%, 9/16/24	USD	280	281,714
2.50%, 9/15/26	EUR	330	421,962
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	505	755,610
Fidelity International Ltd., 7.13%, 2/13/24		200	387,974
Northern Rock Asset Management PLC, 5.63%, 6/22/17 (c)	USD	800	876,569

			3,807,764
United States — 4.3%
Bank of America Corp.:
4.00%, 4/01/24		500	520,612
Series L, 1.35%, 11/21/16		190	189,460
Bayer US Finance LLC, 3.38%, 10/08/24		200	203,514
Continental Resources, Inc., 3.80%, 6/01/24		145	129,709
COX Communications, Inc., 8.38%, 3/01/39 (c)		208	296,536
Delphi Corp., 5.00%, 2/15/23		895	955,395
Enterprise Products Operating LLC, 3.75%, 2/15/25		100	100,381
Forest Laboratories, Inc., 5.00%, 12/15/21 (c)		350	378,989
The Interpublic Group of Cos., Inc., 2.25%, 11/15/17		233	233,441
JPMorgan Chase & Co., 3.63%, 5/13/24		250	255,901
Kinder Morgan, Inc., 5.55%, 6/01/45		155	158,756
Medtronic, Inc., 4.63%, 3/15/45		195	211,091
QVC, Inc.:
5.13%, 7/02/22		86	90,508
4.85%, 4/01/24		645	656,792
5.95%, 3/15/43		170	178,480
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		190	190,314
Verizon Communications, Inc.:
5.15%, 9/15/23		458	505,739
6.55%, 9/15/43		203	260,073

			5,515,691
Total Corporate Bonds — 19.8%			25,639,480

Foreign Agency Obligations
Australia — 5.7%
Australia Government Bond:
5.75%, 5/15/21	AUD	1,105	1,077,034
5.75%, 7/15/22		120	119,101
4.75%, 4/21/27		450	436,267
New South Wales Treasury Corp., Series C1B1, 2.75%, 11/20/25		3,640	4,314,189

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)		Value
Australia (concluded)
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD	1,595	$1,428,419

			7,375,010
Brazil — 0.3%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 9/26/23 (c)	USD	352	362,560
Canada — 0.3%
Canadian Government Bond, 4.00%, 6/01/41	CAD	325	371,028
Germany — 13.0%
Bundesobligation, 0.25%, 4/13/18	EUR	140	171,111
Bundesrepublik Deutschland:
3.50%, 7/04/19		2,935	4,114,800
1.50%, 5/15/23		2,350	3,111,547
2.00%, 8/15/23		2,100	2,886,035
1.75%, 2/15/24		4,523	6,090,969
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD	490	479,802

			16,854,264
Indonesia — 0.2%
Perusahaan Penerbit SBSN Indonesia, 6.13%, 3/15/19 (c)	USD	201	222,105
Italy — 3.1%
Italy Buoni Poliennali Del Tesoro:
2.45%, 3/26/16	EUR	849	1,050,141
2.55%, 10/22/16		649	810,466
2.25%, 4/22/17		190	236,926
2.15%, 11/12/17		240	300,368
3.50%, 12/01/18		1,265	1,688,147

			4,086,048
Japan — 5.8%
Japan Government Twenty Year Bond:
1.50%, 3/20/34	JPY	220,000	1,992,481
1.50%, 6/20/34		610,850	5,519,936

			7,512,417
Portugal — 1.4%
Portugal Obrigacoes do Tesouro OT, 3.88%, 2/15/30 (c)	EUR	1,435	1,816,336
Slovenia — 2.3%
Slovenia Government International Bond:
2.75%, 3/17/15		330	401,253
4.13%, 2/18/19 (c)	USD	567	593,944
5.85%, 5/10/23		960	1,085,424
5.25%, 2/18/24 (c)		555	609,806
5.25%, 2/18/24		300	329,625

			3,020,052
South Korea — 1.3%
Inflation Linked Korea Treasury Bond, 2.75%, 3/10/17	KRW	1,845,544	1,732,351
Spain — 0.3%
Instituto de Credito Oficial, 4.53%, 3/17/16	CAD	400	350,863
United Kingdom — 5.7%
United Kingdom Gilt:
1.75%, 7/22/19	GBP	2,560	4,092,363
2.75%, 9/07/24		450	763,084
Foreign Agency Obligations	Par (000)		Value
United Kingdom (concluded)
United Kingdom Gilt (concluded):
5.00%, 3/07/25	GBP	395	$802,377
3.25%, 1/22/44		1,000	1,798,102

			7,455,926
Total Foreign Agency Obligations — 39.4%			51,158,960

Municipal Bonds
United States — 2.5%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	USD	280	313,449
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (c)		180	194,225
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/42		140	151,851
City of New York New York Municipal Water & Sewer System, Refunding RB, Fiscal 2013, Series BB, 5.00%, 6/15/47		225	252,405
City of New York New York Water & Sewer System, Refunding RB, 5.00%, 6/15/47		160	182,077
County of Broward Florida Airport System, RB, 5.00%, 10/01/42		165	183,559
County of Miami-Dade Florida Aviation, Refunding RB, AMT, Series A, 5.00%, 10/01/38		280	286,661
Dallas/Fort Worth International Airport, RB, Series A, 5.00%, 11/01/45		315	341,662
District of Columbia Water & Sewer Authority, RB, Series A, 4.81%, 10/01/14		75	84,966
Port Authority of New York & New Jersey, RB, Consolidated, 168th Series, 4.93%, 10/01/51		90	102,785
State of California, GO, Various Purposes, Series 3, 5.95%, 4/01/16		850	905,871
University of Massachusetts Building Authority, Refunding RB, 5.00%, 11/01/44		90	104,560
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT, 5.50%, 1/01/42		120	130,834
Total Municipal Bonds — 2.5%			3,234,905

Non-Agency Mortgage-Backed Securities
Ireland — 0.3%
German Residential Funding 2013-2, Ltd., Series 2013-2, Class E, 3.83%, 11/27/24 (b)	EUR	115	143,845
German Residential Funding PLC, Series 2013-1, Class D, 3.58%, 8/27/24 (b)		146	185,354

			329,199
Netherlands — 0.1%
Storm BV, Series 2014-2, Class A1, 0.38%, 3/22/51 (b)		87	105,854
United Kingdom — 0.7%
Fosse Master Issuer PLC, Series 2014-1X, Class A2, 0.96%, 10/18/54 (b)	GBP	264	411,387
Gosforth Funding 2014-1 PLC, Series 2014-1, Class A1, 0.99%, 10/19/56 (b)		175	272,636

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)			Value
United Kingdom (concluded)
London & Regional Debt Securitisation No 1 PLC, Series 1, Class A, 4.81%, 10/15/17 (b)	GBP	66		$103,816
Taurus PLC, Series 2013-GMF1, Class D, 2.83%, 5/21/24 (b)	EUR	132		162,884

				950,723
Total Non-Agency Mortgage-Backed Securities — 1.1%				1,385,776

U.S. Treasury Obligations
United States — 12.6%
U.S. Treasury Bond:
3.38%, 5/15/44	USD	681		766,995
3.00%, 11/15/44		1,650		1,734,048
U.S. Treasury Notes:
0.50%, 8/31/16		3,250		3,248,729
1.00%, 9/15/17		3,250		3,251,778
1.00%, 5/31/18		4,158		4,118,113
1.38%, 7/31/18		3,269		3,272,521
Total U.S. Treasury Obligations — 12.6%				16,392,184

Other Interests (e)		Beneficial Interest (000)
United States — 0.3%
Adelphia Preferred Escrow		575		6
Stanley Martin, Class B Membership Units, (acquired 12/09/09, cost $240,152)		—	(f)	351,750
Total Other Interests — 0.3%				351,756

Preferred Securities

Capital Trusts		Par (000)
France — 0.3%
Credit Agricole SA, 6.63% (b)(d)		200		193,850
Electricite de France SA, 5.00% (b)(d)		100		134,164

				328,014
Netherlands — 0.4%
Generali Finance BV (b)(d):
5.32%		150		186,862
5.48%		100		125,361
Capital Trusts	Par (000)			Value
Netherlands (concluded)
Volkswagen International Finance NV, 4.63% (b)(d)	USD	200		$264,396

				576,619
United Kingdom — 0.9%
HSBC Holdings PLC (b)(d):
5.25%		200		242,010
5.63%		200		200,700
6.38%		200		202,000
Nationwide Building Society, 6.88% (b)(d)		125		190,198
NGG Finance PLC, 4.25%, 6/18/76 (b)		250		327,767

				1,162,675
United States — 0.4%
Wells Fargo & Co., Series S, 5.90% (b)(d)		490		493,675
Total Preferred Securities — 2.0%				2,560,983

Warrants — 0.0% (g)		Shares
Venezuela — 0.0%
Republic of Venezuela Oil Obligations (Expires 4/15/20)		3,000		25,500
Total Long-Term Investments (Cost — $103,493,908) — 80.1%				103,806,243

Short-Term Securities
Money Market Funds — 4.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (h)(i)		5,226,736		5,226,736

U.S. Treasury Obligations		Par (000)
U.S. Treasury Bills (j):
0.00%, 5/28/15	USD	13,000		12,997,192
0.00%, 8/20/15		3,250		3,246,835
Total U.S. Treasury Obligations — 12.5%				16,244,027
Total Short-Term Securities (Cost — $21,469,922) — 16.5%				21,470,763
Options Purchased (Cost — $10,572) — 0.0%				1,915
Total Investments (Cost — $124,974,402) — 96.6%				125,278,921
Other Assets Less Liabilities — 3.4%				4,391,957

Net Assets — 100.0%				$129,670,878

Notes to Schedule of investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	11

Schedule of Investments (continued)

(f)	Amount is less than $500.

(g)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(h)	During the year ended December 31, 2014, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2013	Net Activity	Shares Held at December 31, 2014	Income
Blackrock Liquidity Funds, TempFund, Institutional Class	3,028,342	2,198,394	5,226,736	$1,158

(i)	Represents the current yield as of report date.

(j)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•	As of December 31, 2014, financial futures contracts outstanding were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1	Ultra Long U.S. Treasury Bond	Chicago Board of Trade	March 2015	USD	165,188	$5,952
7	German Euro Buxl Futures	Eurex	March 2015	USD	1,312,735	61,392
9	German Euro Schatz Futures	Eurex	March 2015	USD	1,209,820	1,842
(160)	2-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	USD	34,975,000	59,776
(15)	3-Year Australian Treasury Bonds	Sydney Futures Exchange	March 2015	USD	1,362,757	(4,926)
(47)	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	USD	5,589,695	15,917
(18)	10-Year Australian Treasury Bonds	Sydney Futures Exchange	March 2015	USD	1,883,116	(25,738)
(9)	10-Year Canadian Government Treasury Bonds	Montreal	March 2015	USD	1,073,059	(17,137)
(3)	10-Year Japanese Government Treasury Bonds	Tokyo Stock Exchange	March 2015	USD	3,701,536	(22,884)
(11)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	USD	1,394,766	(169)
(31)	German Euro BOBL Futures	Eurex	March 2015	USD	4,887,005	(31,543)
(16)	German Euro BTP Futures	Eurex	March 2015	USD	2,625,325	(22,088)
(58)	German Euro-Bund Future	Eurex	March 2015	USD	10,939,410	(201,645)
(7)	German Short Euro BTP Futures	Eurex	March 2015	USD	943,343	755
(27)	Long Gilt Bond Future	NYSE LIFFE	March 2015	USD	5,030,089	(104,005)
(23)	Long U.S. Treasury Bond	Chicago Board of Trade	March 2015	USD	3,324,937	(69,571)
130	90 Day Euro Future	Chicago Mercantile	December 2015	USD	32,202,625	(25,599)
(33)	90-Day Sterling Future	NYSE LIFFE	December 2015	USD	6,376,510	(12,254)
26	90 Day Euro Future	Chicago Mercantile	December 2016	USD	6,378,450	4,805
(33)	90-Day Sterling Future	NYSE LIFFE	December 2016	GBP	6,343,721	(15,022)
(104)	90 Day Euro Future	Chicago Mercantile	December 2017	USD	25,376,000	(9,033)
Total						$(411,175)

•	As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	92,000	USD	113,266	Toronto Dominion Bank	1/07/15	$(1,939)
USD	33,169,798	EUR	26,556,000	BNP Paribas S.A.	1/07/15	1,035,020
USD	12,370	EUR	10,000	Credit Suisse International	1/07/15	269
USD	1,243,664	EUR	1,017,000	UBS AG	1/07/15	13,017
USD	1,750,627	GBP	1,120,000	JPMorgan Chase Bank N.A.	1/07/15	5,021
USD	7,957,949	GBP	5,044,000	UBS AG	1/07/15	96,489
TRY	478,000	USD	205,553	Deutsche Bank AG	1/21/15	(1,725)
USD	7,442,856	AUD	8,606,000	UBS AG	1/21/15	425,101
USD	1,650,634	CAD	1,854,000	Barclays Bank PLC	1/21/15	55,482
USD	204,357	TRY	478,000	Barclays Bank PLC	1/21/15	528
ZAR	1,108,000	USD	97,827	JPMorgan Chase Bank N.A.	1/21/15	(2,288)
USD	936,174	JPY	109,482,240	BNP Paribas SA	2/04/15	21,923
USD	747,788	JPY	87,585,792	BNP Paribas SA	2/04/15	16,387
USD	734,940	JPY	87,585,792	Deutsche Bank AG	2/04/15	3,539
USD	730,711	JPY	87,585,792	HSBC Bank PLC	2/04/15	(690)

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)

As of December 31, 2014, forward foreign currency exchange contracts outstanding were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,007,314	JPY	234,604,800	UBS AG	2/04/15	$48,204
USD	1,477,057	JPY	175,171,584	UBS AG	2/04/15	14,255
USD	1,894,702	KRW	2,050,162,000	HSBC Bank PLC	2/10/15	23,689
AUD	1,119,000	USD	920,747	Deutsche Bank AG	2/12/15	(9,717)
CAD	721,000	USD	634,086	UBS AG	2/12/15	(14,051)
CHF	600,000	USD	614,663	UBS AG	2/12/15	(10,791)
CHF	601,000	USD	614,519	UBS AG	2/12/15	(9,641)
CNH	19,755,000	USD	3,201,005	Goldman Sachs International	2/12/15	(34,403)
CNH	4,730,000	USD	759,815	HSBC Bank PLC	2/12/15	(1,626)
CNH	4,800,000	USD	771,060	HSBC Bank PLC	2/12/15	(1,650)
EUR	6,103,000	USD	7,616,605	Citibank N.A.	2/12/15	(228,816)
EUR	320,000	USD	399,813	Deutsche Bank AG	2/12/15	(12,447)
EUR	570,000	USD	709,530	Deutsche Bank AG	2/12/15	(19,535)
EUR	1,075,000	USD	1,342,064	Deutsche Bank AG	2/12/15	(40,758)
EUR	182,000	USD	227,539	JPMorgan Chase Bank N.A.	2/12/15	(7,225)
EUR	507,000	USD	631,813	UBS AG	2/12/15	(18,081)
GBP	977,000	USD	1,526,846	Deutsche Bank AG	2/12/15	(4,549)
INR	37,800,000	USD	604,897	BNP Paribas S.A.	2/12/15	(11,304)
JPY	103,800,000	USD	870,805	Deutsche Bank AG	2/12/15	(3,945)
NOK	85,000	USD	10,973	Deutsche Bank AG	2/12/15	419
NOK	1,900,000	USD	245,287	Deutsche Bank AG	2/12/15	9,365
NOK	4,375,000	USD	639,324	Morgan Stanley & Co. International PLC	2/12/15	(52,956)
NOK	615,000	USD	82,568	UBS AG	2/12/15	(142)
NOK	765,000	USD	100,160	UBS AG	2/12/15	2,371
NOK	1,760,000	USD	235,683	UBS AG	2/12/15	204
PLN	2,410,000	USD	691,144	Barclays Bank PLC	2/12/15	(11,639)
PLN	8,680,000	USD	2,552,922	Deutsche Bank AG	2/12/15	(105,575)
USD	978,317	AUD	1,173,000	Deutsche Bank AG	2/12/15	23,323
USD	969,958	AUD	1,119,000	Westpac Banking Corp.	2/12/15	58,928
USD	1,599,965	CAD	1,814,000	Bank of America N.A.	2/12/15	39,988
USD	142,680	CHF	140,000	Citibank N.A.	2/12/15	1,777
USD	8,953,548	CHF	8,613,000	UBS AG	2/12/15	284,964
USD	1,600,389	CNH	9,880,000	HSBC Bank PLC	2/12/15	16,687
USD	569,499	EUR	464,000	Barclays Bank PLC	2/12/15	7,819
USD	263,246	EUR	210,000	Deutsche Bank AG	2/12/15	9,037
USD	1,898,001	EUR	1,544,000	Deutsche Bank AG	2/12/15	28,961
USD	638,990	EUR	513,000	Morgan Stanley & Co. International PLC	2/12/15	17,995
USD	71,280	EUR	57,000	UBS AG	2/12/15	2,281
USD	78,878	EUR	63,000	UBS AG	2/12/15	2,616
USD	250,132	EUR	200,000	UBS AG	2/12/15	8,028
USD	627,917	EUR	510,000	UBS AG	2/12/15	10,553
USD	634,871	EUR	515,000	UBS AG	2/12/15	11,455
USD	1,532,327	GBP	977,000	Deutsche Bank AG	2/12/15	10,030
USD	2,468,468	HUF	607,300,000	Barclays Bank PLC	2/12/15	149,523
USD	220,489	HUF	56,500,000	Deutsche Bank AG	2/12/15	4,747
USD	1,892,656	JPY	219,930,000	Credit Suisse International	2/12/15	55,964
USD	946,141	JPY	111,700,000	Deutsche Bank AG	2/12/15	13,306
USD	636,634	KRW	700,100,000	Morgan Stanley & Co. International PLC	2/12/15	(2,231)
USD	1,279,224	TRY	2,900,000	JPMorgan Chase Bank N.A.	2/12/15	48,796
USD	1,297,114	TRY	2,970,000	JPMorgan Chase Bank N.A.	2/12/15	36,987
Total						$2,007,324

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	13

Schedule of Investments (continued)

•	As of December 31, 2014, OTC options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Amount (000)	Market Value
GBP Currency Call	HSBC Bank PLC	Call	GBP 1.65	3/02/15	GBP 6,500	$1,915

•	As of December 31, 2014, centrally cleared credit default swaps — buy protection outstanding were as follows:

Issuer	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
iTraxx, Series 21, Version 1	1.00%	InterContinental Exchange	6/20/19	EUR 420	$(214)
iTraxx, Series 22, Version 1	1.00%	InterContinental Exchange	12/20/19	EUR 600	492
Total					$278

•	As of December 31, 2014, centrally cleared interest rate swaps outstanding were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.59%[1]	6-Month LIBOR	Chicago Mercantile	N/A	8/13/17	GBP	2,819	$(59,107)
1.59%[1]	6-Month LIBOR	Chicago Mercantile	N/A	8/13/17	GBP	4,515	(94,231)
2.21%[1]	6-Month LIBOR	Chicago Mercantile	N/A	6/18/19	GBP	600	(34,396)
2.67%[1]	3-Month LIBOR	Chicago Mercantile	N/A	6/30/24	USD	775	(28,273)
2.63%[1]	3-Month LIBOR	Chicago Mercantile	N/A	7/01/24	USD	1,490	(48,664)
Total							$(264,671)

[1] Fund pays a fixed rate and receives floating rate.

•	As of December 31, 2014, OTC credit default swaps — buy protection outstanding were as follows:

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
FirstEnergy Corp	1.00%	Deutsche Bank AG	3/20/18	USD 480	$(7,423)	$3,936	$(11,359)
Koninklijke KPN NV	1.00%	Citibank N.A.	3/20/19	EUR 235	(4,947)	2,165	(7,112)
Koninklijke KPN NV	1.00%	Credit Suisse Securities (USA) LLC	3/20/19	EUR 175	(3,683)	1,427	(5,110)
Koninklijke KPN NV	1.00%	Deutsche Bank AG	3/20/19	EUR 130	(2,736)	1,129	(3,865)
Kohl’s Corp.	1.00%	JPMorgan Chase Bank N.A.	6/20/19	USD 214	(1,275)	3,826	(5,101)
Mexico Government	1.00%	JPMorgan Chase Bank N.A.	12/20/19	USD 2,165	(1,931)	(3,066)	1,135
Total					$(21,995)	$9,417	$(31,412)

•	As of December 31, 2014, OTC credit default swaps — sold protection outstanding were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[2]	Notional Amount (000)[3]	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse Securities (USA) LLC	6/20/18	BB+	USD 260	$4,732	$(3,720)	$8,452
Host Hotels & Resorts, Inc.	1.00%	Credit Suisse Securities (USA) LLC	6/20/18	BB+	USD 510	9,283	(6,971)	16,254
FirstEnergy Corp.	1.00%	JPMorgan Chase Bank N.A.	9/20/18	BB+	USD 315	4,018	(7,385)	11,403
British Telecommunications PLC	1.00%	Bank of America N.A.	6/20/19	BBB	EUR 140	3,509	3,285	224
Vodafone Group PLC	1.00%	Bank of America N.A.	6/20/19	A-	EUR 130	3,057	2,890	167
Vodafone Group PLC	1.00%	Morgan Stanley & Co. LLC	6/20/19	A-	EUR 150	3,528	3,423	105
Valero Energy Corp	1.00%	Deutsche Bank AG	9/20/19	BBB	USD 5	(36)	20	(56)
British Telecommunications PLC	1.00%	Citibank N.A.	3/20/20	BBB	EUR 190	4,381	4,056	325
British Telecommunications PLC	1.00%	Credit Suisse Securities (USA) LLC	3/20/20	BBB	EUR 180	4,150	3,630	520
British Telecommunications PLC	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB	EUR 230	5,303	4,582	721
Total						$41,925	$3,810	$38,115

[2] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[3] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Schedule of Investments (continued)

•	OTC interest rate swaps outstanding as of December 31, 2014 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.99%[1]	1-Day OIS	Bank of America N.A.	N/A	7/01/15	BRL 6,078	$(6,409)	$(99)	$(6,310)
11.18%[1]	1-Day OIS	Deutsche Bank AG	N/A	1/04/16	BRL 2,125	(14,270)	(28)	(14,242)
11.38%[1]	1-Day OIS	Bank of America N.A.	N/A	1/04/16	BRL 4,545	(25,452)	(93)	(25,359)
11.74%[1]	1-Day OIS	Bank of America N.A.	N/A	1/04/16	BRL 1,558	(7,957)	(38)	(7,919)
11.91%[1]	1-Day OIS	Deutsche Bank AG	N/A	1/04/16	BRL 1,755	(10,442)	(318)	(10,124)
11.95%[1]	1-Day OIS	Deutsche Bank AG	N/A	1/04/16	BRL 784	(3,829)	(288)	(3,541)
12.13%[2]	1-Day OIS	Credit Suisse Securities (USA) LLC	N/A	1/04/16	BRL 5,845	16,972	232	16,740
12.20%[1]	1-Day OIS	Bank of America N.A.	N/A	1/04/16	BRL 992	(3,444)	(23)	(3,421)
4.70%[1]	1-Month MXIBOR	Deutsche Bank AG	3/27/15[3]	3/25/16	MXN 49,780	24,914	—	24,914
12.10%[1]	1-Day OIS	Deutsche Bank AG	N/A	1/02/17	BRL 872	(4,769)	(18)	(4,751)
12.11%[1]	1-Day OIS	Credit Suisse Securities (USA) LLC	N/A	1/02/17	BRL 865	(4,800)	(18)	(4,782)
5.18%[2]	6-Month BUBOR	Deutsche Bank AG	N/A	11/06/23	HUF 85,000	(52,392)	—	(52,392)
5.51%[2]	6-Month BUBOR	Citibank N.A.	N/A	12/09/23	HUF 70,063	(50,307)	—	(50,307)
Total						$(142,185)	$(691)	$(141,494)

[1] Fund pays the fixed rate and receives the floating rate.
[2] Fund pays the floating rate and receives the fixed rate.
[3] Forward swap.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of December 31, 2014, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,728,471	—	$2,728,471
Common Stocks	$193,474	134,754	—	328,228
Corporate Bonds	—	25,639,480	—	25,639,480
Foreign Agency Obligations	—	51,158,960	—	51,158,960
Municipal Bonds	—	3,234,905	—	3,234,905
Non-Agency Mortgage-Backed Securities	—	1,385,776	—	1,385,776
Other Interests	—	—	$351,756	351,756
Preferred Securities	—	2,560,983	—	2,560,983
U.S. Treasury Obligations	—	16,392,184	—	16,392,184
Warrants	—	25,500	—	25,500
Options Purchased:
Foreign currency contracts	—	1,915	—	1,915

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	15

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Short-Term Securities:
Money Market Funds	$5,226,736	—	—	$5,226,736
U.S. Treasury Obligations	—	$16,244,027	—	16,244,027

Total	$5,420,210	$119,506,955	$351,756	$125,278,921

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$39,798	—	$39,798
Foreign currency exchange contracts	—	2,615,048	—	2,615,048
Interest rate contracts	$150,439	41,654	—	192,093
Liabilities:
Credit contracts	—	(32,817)	—	(32,817)
Foreign currency exchange contracts	—	(607,724)	—	(607,724)
Interest rate contracts	(561,614)	(447,819)	—	(1,009,433)

Total	$(411,175)	$1,608,140	—	$1,196,965

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$5,404	—	—	$5,404
Cash pledged for financial futures contracts	729,998	—	—	729,998
Cash pledged for centrally cleared swaps	160,000	—	—	160,000
Foreign currency at value	292,922	—	—	292,922

Total	$1,188,324	—	—	$1,188,324

During the year ended December 31, 2014, there were no transfers between levels.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Statement of Assets and Liabilities

December 31, 2014

Assets
Investments at value — unaffiliated (cost — $119,747,666)	$120,052,185
Investments at value — affiliated (cost — $5,226,736)	5,226,736
Cash	5,404
Cash pledged for financial futures contracts	729,998
Cash pledged for centrally cleared swaps	160,000
Unrealized appreciation on forward foreign currency exchange contracts	2,615,048
Interest receivable	980,701
Capital shares sold receivable	535,754
Swaps receivable	437,512
Foreign currency at value (cost — $303,098)	292,922
Investments sold receivable	250,985
Unrealized appreciation on OTC swaps	80,960
Swap premiums paid	34,601
Dividends receivable	72
Prepaid expenses	46,273

Total assets	131,449,151

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	607,724
Swaps payable	414,897
Unrealized depreciation on OTC swaps	215,751
Capital shares redeemed payable	204,956
Investment advisory fees payable	65,092
Variation margin payable on financial futures contracts	58,412
Service and distribution fees payable	36,675
Income dividends payable	30,948
Swap premiums received	22,065
Variation margin payable on centrally cleared swaps	11,550
Officer’s and Directors’ fees payable	3,322
Other affiliates payable	625
Other accrued expenses payable	106,256

Total liabilities	1,778,273

Net Assets	$129,670,878

Net Assets Consist of
Paid-in capital	$129,687,367
Undistributed net investment income	2,744,454
Accumulated net realized loss	(4,215,458)
Net unrealized appreciation/depreciation	1,454,515

Net Assets	$129,670,878

Net Asset Value
Institutional — Based on net assets of $23,108,144 and 3,687,803 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.27

Investor A — Based on net assets of $82,637,580 and 13,196,547 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.26

Investor B — Based on net assets of $578,707 and 92,433 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.26

Investor C — Based on net assets of $17,686,728 and 2,824,950 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.26

Investor C1 — Based on net assets of $5,659,719 and 904,898 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.25

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	17

Statement of Operations

Year Ended December 31, 2014

Investment Income
Interest	$3,294,657
Dividends — unaffiliated	19,899
Dividends — affiliated	1,158
Foreign taxes withheld	(7,050)

Total income	3,308,664

Expenses
Investment advisory	754,172
Service — Investor A	194,759
Service and distribution — Investor B	6,613
Service and distribution — Investor C	189,129
Service and distribution — Investor C1	51,447
Transfer agent — Institutional	39,570
Transfer agent — Investor A	129,212
Transfer agent — Investor B	2,512
Transfer agent — Investor C	40,077
Transfer agent — Investor C1	10,615
Professional	97,294
Registration	79,007
Custodian	46,046
Accounting services	37,266
Printing	35,231
Officer and Directors	17,598
Miscellaneous	38,515

Total expenses	1,769,063
Less fees waived by Manager	(2,077)
Less transfer agent fees waived and/or reimbursed — class specific	(124,808)

Total expenses after fees waived and/or reimbursed	1,642,178

Net investment income	1,666,486

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,639,429
Financial futures contracts	(4,917,330)
Foreign currency transactions	4,500,911
Options written	12,677
Swaps	(165,702)

2,069,985

Net change in unrealized appreciation/depreciation on:
Investments	(3,306,996)
Financial futures contracts	(1,501,087)
Foreign currency translations	2,260,423
Swaps	(398,578)

(2,946,238)

Net realized and unrealized loss	(876,253)

Net Increase in Net Assets Resulting from Operations	$790,233

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$1,666,486	$2,644,340
Net realized gain	2,069,985	4,682,714
Net change in unrealized appreciation/depreciation	(2,946,238)	(5,562,882)

Net increase in net assets resulting from operations	790,233	1,764,172

Distributions to Shareholders From[1]
Net investment income:
Institutional	(337,289)	(370,981)
Investor A	(1,044,681)	(1,001,611)
Investor B	(6,476)	(22,689)
Investor C	(114,847)	(223,297)
Investor C1	(47,231)	(85,807)
Distributions in excess of net investment income:[2]
Institutional	—	(191,773)
Investor A	—	(517,769)
Investor B	—	(11,729)
Investor C	—	(115,430)
Investor C1	—	(44,356)

Decrease in net assets resulting from distributions to shareholders	(1,550,524)	(2,585,442)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	9,276,994	(7,337,642)

Net Assets
Total increase (decrease) in net assets	8,516,703	(8,158,912)
Beginning of year	121,154,175	129,313,087

End of year	$129,670,878	$121,154,175

Undistributed net investment income, end of year	$2,744,454	$(1,497,709)

[1] Distributions for annual periods determined in accordance with federal income tax regulations. [2] Taxable distribution.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	19

Financial Highlights

	Institutional
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$6.30	$6.34	$6.01	$6.03	$6.03

Net investment income[1]	0.10	0.16	0.20	0.22	0.23
Net realized and unrealized gain (loss)	(0.03)	(0.05)	0.31	(0.06)[2]	0.02 [2]

Net increase from investment operations	0.07	0.11	0.51	0.16	0.25

Distributions from:[3]
Net investment income	(0.10)	(0.10)	(0.18)	(0.18)	(0.22)
Distributions in excess of net investment income	—	(0.05)[4]	—	—	—
Return of capital	—	—	—	—	(0.03)

Total distributions	(0.10)	(0.15)	(0.18)	(0.18)	(0.25)

Net asset value, end of year	$6.27	$6.30	$6.34	$6.01	$6.03

Total Return[5]
Based on net asset value	1.11%	1.84%	8.67%	2.79%	4.24%

Ratios to Average Net Assets
Total expenses	1.06%	1.08%	1.06%	1.09%	1.03%

Total expenses after fees waived and/or reimbursed	0.97%	0.97%	1.02%	1.09%	1.03%

Net investment income	1.65%	2.52%	3.21%	3.77%	3.73%

Supplemental Data
Net assets, end of year (000)	$23,108	$20,820	$24,368	$27,615	$36,672

Portfolio turnover rate	147%	144%	68%	99%	130%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Financial Highlights (continued)

	Investor A
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$6.30	$6.34	$6.01	$6.03	$6.03

Net investment income[1]	0.09	0.14	0.18	0.21	0.21
Net realized and unrealized gain (loss)	(0.04)	(0.04)	0.32	(0.06)[2]	0.03 [2]

Net increase from investment operations	0.05	0.10	0.50	0.15	0.24

Distributions from:[3]
Net investment income	(0.09)	(0.09)	(0.17)	(0.17)	(0.21)
Distributions in excess of net investment income	—	(0.05)[4]	—	—	—
Return of capital	—	—	—	—	(0.03)

Total distributions	(0.09)	(0.14)	(0.17)	(0.17)	(0.24)

Net asset value, end of year	$6.26	$6.30	$6.34	$6.01	$6.03

Total Return[5]
Based on net asset value	0.72%	1.62%	8.44%	2.56%	4.00%

Ratios to Average Net Assets
Total expenses	1.29%	1.30%	1.27%	1.31%	1.26%

Total expenses after fees waived and/or reimbursed	1.19%	1.19%	1.23%	1.31%	1.26%

Net investment income	1.44%	2.28%	3.00%	3.54%	3.47%

Supplemental Data
Net assets, end of year (000)	$82,638	$71,968	$68,031	$67,108	$76,388

Portfolio turnover rate	147%	144%	68%	99%	130%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	21

Financial Highlights (continued)

	Investor B
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$6.30	$6.34	$6.01	$6.03	$6.03

Net investment income[1]	0.05	0.11	0.15	0.18	0.18
Net realized and unrealized gain (loss)	(0.05)	(0.05)	0.31	(0.06)[2]	0.03 [2]

Net increase from investment operations	0.00	0.06	0.46	0.12	0.21

Distributions from:[3]
Net investment income	(0.04)	(0.06)	(0.13)	(0.14)	(0.18)
Distributions in excess of net investment income	—	(0.04)[4]	—	—	—
Return of capital	—	—	—	—	(0.03)

Total distributions	(0.04)	(0.10)	(0.13)	(0.14)	(0.21)

Net asset value, end of year	$6.26	$6.30	$6.34	$6.01	$6.03

Total Return[5]
Based on net asset value	0.01%	1.00%	7.82%	2.02%	3.47%

Ratios to Average Net Assets
Total expenses	1.91%	1.82%	1.82%	1.84%	1.78%

Total expenses after fees waived and/or reimbursed	1.91%	1.82%	1.81%	1.84%	1.78%

Net investment income	0.76%	1.71%	2.44%	3.03%	2.94%

Supplemental Data
Net assets, end of year (000)	$579	$1,257	$2,614	$4,058	$6,919

Portfolio turnover rate	147%	144%	68%	99%	130%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Financial Highlights (continued)

	Investor C
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$6.30	$6.34	$6.01	$6.03	$6.03

Net investment income[1]	0.04	0.10	0.14	0.16	0.17
Net realized and unrealized gain (loss)	(0.04)	(0.05)	0.31	(0.05)[2]	0.02 [2]

Net increase from investment operations	0.00	0.05	0.45	0.11	0.19

Distributions from:[3]
Net investment income	(0.04)	(0.06)	(0.12)	(0.13)	(0.17)
Distributions in excess of net investment income	—	(0.03)[4]	—	—	—
Return of capital	—	—	—	—	(0.02)

Total distributions	(0.04)	(0.09)	(0.12)	(0.13)	(0.19)

Net asset value, end of year	$6.26	$6.30	$6.34	$6.01	$6.03

Total Return[5]
Based on net asset value	(0.04)%	0.84%	7.59%	1.78%	3.22%

Ratios to Average Net Assets
Total expenses	2.09%	2.10%	2.07%	2.08%	2.02%

Total expenses after fees waived and/or reimbursed	1.96%	1.95%	2.02%	2.08%	2.02%

Net investment income	0.70%	1.55%	2.21%	2.77%	2.71%

Supplemental Data
Net assets, end of year (000)	$17,687	$19,944	$24,748	$24,516	$27,260

Portfolio turnover rate	147%	144%	68%	99%	130%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	23

Financial Highlights (concluded)

	Investor C1
	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$6.29	$6.33	$6.00	$6.02	$6.02

Net investment income[1]	0.05	0.10	0.15	0.18	0.18
Net realized and unrealized gain (loss)	(0.05)	(0.04)	0.31	(0.06)[2]	0.03 [2]

Net increase from investment operations	0.00	0.06	0.46	0.12	0.21

Distributions from:[3]
Net investment income	(0.04)	(0.07)	(0.13)	(0.14)	(0.18)
Distributions in excess of net investment income	—	(0.03)[4]	—	—	—
Return of capital	—	—	—	—	(0.03)

Total distributions	(0.04)	(0.10)	(0.13)	(0.14)	(0.21)

Net asset value, end of year	$6.25	$6.29	$6.33	$6.00	$6.02

Total Return[5]
Based on net asset value	0.07%	0.95%	7.81%	2.00%	3.42%

Ratios to Average Net Assets
Total expenses	1.84%	1.85%	1.84%	1.87%	1.83%

Total expenses after fees waived and/or reimbursed	1.84%	1.85%	1.83%	1.87%	1.83%

Net investment income	0.82%	1.63%	2.41%	3.00%	2.89%

Supplemental Data
Net assets, end of year (000)	$5,660	$7,166	$9,552	$11,279	$14,784

Portfolio turnover rate	147%	144%	68%	99%	131%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

24	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements

1. Organization:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each bears certain expenses and may have a conversion privilege as outlined below. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available through distribution reinvestments by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan). For distribution and service fee breakdown see Note 5.

Share Name	Initial Sales Charge	CDSC	Conversion
Institutional Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after 10 years
Investor C and C1 Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	25

Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

26	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character and timing of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2011 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 7, Income Tax Information, for the tax character of the Fund’s distributions paid during the year.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	27

Notes to Financial Statements (continued)

multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

28	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments, including equity risk and/or interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

For the year ended December 31, 2014, transactions in options written were as follows:

Calls
	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	—	—
Options written	880,500	$8,080
Options exercised	(880,500)	(8,080)
Options expired	—	—
Options closed	—	—

Outstanding options, end of year	—	—

[1]	Amount shown is in the currency in which the transaction was denominated.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	29

Notes to Financial Statements (continued)

entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2014
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC derivatives; Swap premiums paid/received	$192,325	$1,010,356
Foreign currency exchange contracts	Unrealized appreciation/depreciation on forward foreign currency exchange contracts; Investments at value — unaffiliated[2]	2,616,963	607,724
Credit contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation/depreciation on OTC derivatives; Swap premiums paid/received	74,167	53,959

Total		$2,883,455	$1,672,039

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

30	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2014
	Net Realized Gain (Loss) From	Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$(4,917,330)	$(1,501,087)
Swaps	(192,067)	(394,990)
Foreign currency exchange contracts:
Foreign currency transactions/translations	7,530,829	2,320,819
Options[1]	(69,601)	(8,657)
Credit contracts:
Swaps	26,365	(3,588)

Total	$2,378,196	$412,497

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average notional value of contracts purchased	$12,562,558
Average notional value of contracts sold	$104,487,915
Foreign currency exchange contracts:
Average USD amounts purchased	$114,222,910
Average USD dollar amounts sold	$38,674,521
Options:
Average market value of option contracts purchased	$9,023
Average market value of option contracts written	$428
Credit default swaps:
Average notional value — buy protection	$5,474,374
Average notional value — sell protection	$2,822,165
Interest rate swaps:
Average notional value — pays fixed rate	$11,976,477
Average notional value — receives fixed rate	$9,153,981

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not, the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	31

Notes to Financial Statements (continued)

may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark- to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

As of December 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	—		$58,412
Forward foreign currency exchange contracts	$2,615,048		607,724
Options	1,915	[1]	—
Swaps — centrally cleared	—		11,550
Swaps — OTC[2]	115,561		237,816

Total derivative assets and liabilities in the Statement of Assets and Liabilities	2,732,524		915,502

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		(69,962)

Total derivative assets and liabilities subject to an MNA	$2,732,524		$845,540

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

As of December 31, 2014, the following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$46,553	$(43,262)	—	—	$3,291
Barclays Bank PLC	213,352	(11,639)	—	—	201,713
BNP Paribas S.A.	1,073,330	(11,304)	—	—	1,062,026
Citibank N.A.	8,323	(8,323)	—	—	—
Credit Suisse International	56,234	—	—	—	56,234
Credit Suisse Securities (USA) LLC	47,255	(20,603)	—	—	26,652
Deutsche Bank AG	132,726	(132,726)	—	—	—
HSBC Bank PLC	42,291	(3,966)	—	—	38,325
JPMorgan Chase Bank N.A.	112,472	(25,064)	—	—	87,408
Morgan Stanley & Co. LLC	3,528	—	—	—	3,528
Morgan Stanley & Co. International PLC	17,995	(17,995)	—	—	—
UBS AG	919,537	(52,705)	—	—	866,832
Westpac Banking Corp.	58,928	—	—	—	58,928

Total	$2,732,524	$(327,587)	—	—	$2,404,937

32	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$43,262	$(43,262)	—	—	—
Barclays Bank PLC	11,639	(11,639)	—	—	—
BNP Paribas S.A.	11,304	(11,304)	—	—	—
Citibank N.A.	286,234	(8,323)	—	—	$277,911
Credit Suisse Securities (USA) LLC	20,603	(20,603)	—	—	—
Deutsche Bank AG	299,234	(132,726)	—	—	166,508
Goldman Sachs International	34,403	—	—	—	34,403
HSBC Bank PLC	3,966	(3,966)	—	—	—
JPMorgan Chase Bank N.A.	25,064	(25,064)	—	—	—
Morgan Stanley & Co. International PLC	55,187	(17,995)	—	—	37,192
Toronto Dominion Bank	1,939	—			1,939
UBS AG	52,705	(52,705)	—	—	—

Total	$845,540	$(327,587)	—	—	$517,953

[1]	The amount of derivatives available for offset is limited to the amount of the assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Prior to July 1, 2014, BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, served as a sub-advisor to the Fund pursuant to a sub-advisory agreement with the Manager, and received for its service a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fee paid by the Fund to the manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreement between the Manager and BFM, with respect to the Fund, expired.

The Manager contractually agreed to waive and/or reimburse fees or expenses, in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of average daily net assets is as follows: 0.97% for Institutional; 1.19% for Investor A, and 1.96% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2015, unless approved by the Board, including a majority of the Independent Directors. Prior to May 1, 2014, this waiver and/or

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	33

Notes to Financial Statements (continued)

reimbursement was voluntary. These amounts are included in transfer agent fees waived and/or reimbursed-class specific in the Statement of Operations. For the year ended December 31, 2014, the amounts waived and/or reimbursed were as follows:

Institutional	$19,622
Investor A	$80,705
Investor C	$24,481

For the year ended December 31, 2014, the Fund reimbursed the Manager $1,247 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2014, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent – class specific in the Statement of Operations:

Institutional	$6
Investor A	$3

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,781
Investor A	$2,015
Investor C	$338

For the year ended December 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $23,961.

For the year ended December 31, 2014, affiliates received CDSC’s as follows:

Investor B	$51
Investor C	$2,721

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

34	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (continued)

6. Purchases and Sales:

For the year ended December 31, 2014, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$125,517,083	$124,431,702	*
U.S. Government Securities	$37,296,777	$34,768,100

*	Includes paydowns.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2014, the following permanent differences attributable to amortization methods on fixed income securities, the accounting for swap agreements, foreign currency transactions and the reclassification of prior year distributions were reclassified to the following accounts:

Paid-in capital	$(560,564)
Undistributed net investment income	$4,126,201
Accumulated net realized loss	$(3,565,637)

The tax character of distributions paid was as follows:

	12/31/14	12/31/13
Ordinary income	$1,550,524	$2,585,442

As of December 31, 2014, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$5,399,306
Capital loss carryforwards	(3,366,376)
Net unrealized losses[1]	(853,810)
Qualified late-year losses[2]	(1,195,609)

Total	$(16,489)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2014, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$972,402
2018	1,131,250
No expiration date[3]	1,262,724

Total	$3,366,376

[3]	Must be utilized prior to losses subject to expiration.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	35

Notes to Financial Statements (continued)

As of December 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$125,124,318

Gross unrealized appreciation	$3,075,267
Gross unrealized depreciation	(2,920,664)

Net unrealized appreciation	$154,603

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

36	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,227,726	$7,733,700	480,993	$3,021,644
Shares issued to shareholders in reinvestment of distributions	36,579	230,584	59,184	371,435
Shares redeemed	(880,081)	(5,543,743)	(1,078,432)	(6,762,807)

Net increase (decrease)	384,224	$2,420,541	(538,255)	$(3,369,728)

Investor A
Shares sold and automatic conversion of shares	4,769,071	$30,052,798	3,670,300	$22,969,435
Shares issued to shareholders in reinvestment of distributions	137,065	863,616	185,173	1,161,014
Shares redeemed	(3,136,939)	(19,753,624)	(3,161,120)	(19,831,573)

Net increase	1,769,197	$11,162,790	694,353	$4,298,876

Investor B
Shares sold	4,938	$31,046	20,093	$126,799
Shares issued to shareholders in reinvestment of distributions	806	5,083	4,220	26,502
Shares redeemed and automatic conversion of shares	(112,997)	(711,302)	(237,103)	(1,489,417)

Net decrease	(107,253)	$(675,173)	(212,790)	$(1,336,116)

Investor C
Shares sold	565,629	$3,560,162	712,087	$4,479,785
Shares issued to shareholders in reinvestment of distributions	14,548	91,766	42,435	266,380
Shares redeemed	(922,471)	(5,809,615)	(1,492,260)	(9,355,675)

Net decrease	(342,294)	$(2,157,687)	(737,738)	$(4,609,510)

Investor C1
Shares sold	20,991	$132,212	16,068	$100,742
Shares issued to shareholders in reinvestment of distributions	5,074	31,956	13,652	85,624
Shares redeemed	(260,356)	(1,637,645)	(399,281)	(2,507,530)

Net decrease	(234,291)	$(1,473,477)	(369,561)	$(2,321,164)

Total Net Increase (Decrease)	1,469,583	$9,276,994	(1,163,991)	$(7,337,642)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock World Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock World Income Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2015

Important Tax Information (Unaudited)

During the taxable year ended December 31, 2014, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Months Paid	Percentage
Interest-Related Dividends for Non-U.S. Residents[1]	January - December 2014	7.65%
Federal Obligation Interest[2]	January - December 2014	1.22%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

38	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis, plc (pharmaceutical)
James H. Bodurtha 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2005	Professor, Harvard University from 1993 to 2012.	29 RICs consisting of 97 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 1942	Director	Since 2000	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico, (non profit) since 2013.	29 RICs consisting of 97 Portfolios	None

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	39

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.

[2] Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3] Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F O’Brien, 2005; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]
Paul L. Audet 1953	President and Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 RICs consisting of 329 Portfolios	None
Laurence D. Fink 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[4]    Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

40	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., Park Avenue Plaza 55 East 52nd Street New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Furtherinformation about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 10, 2014, Brendan Kyne resigned as a Vice President of the Fund and Jennifer McGovern became a Vice President of the Fund.

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Fund. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors BlackRock International Limited Edinburgh EH3 8JB United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	41

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2014	43

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

WI-12/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$42,080	$40,263	$0	$0	$15,100	$15,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$15,100	$15,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock World Income Fund, Inc.

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock World Income Fund, Inc.

Date: February 27, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock World Income Fund, Inc.

Date: February 27, 2015